Exhibit 10.3
                                 FIRST AMENDMENT
                               TO CREDIT AGREEMENT


                  This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 21, 1995, is entered into by and among FERRELLGAS, L.P., a Delaware limited partnership (the "Borrower"), STRATTON INSURANCE COMPANY, Inc., a Vermont corporation and Wholly-Owned Subsidiary of the Borrower ("Stratton"), FERRELLGAS, INC., a Delaware corporation and sole general partner of the Borrower (the "General Partner"), each of the lenders that is a signatory to this Amendment (collectively, the "Banks"; and each, a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as agent for the Banks (in such capacity, the "Agent") and THE FIRST NATIONAL BANK OF BOSTON and NATIONSBANK OF TEXAS, N.A. as co-agents (the "Co-Agents"), and amends that certain Credit Agreement dated as of July 5, 1994 between the Borrower, Stratton, the General Partner, the several financial institutions from time to time parties to the Credit Agreement (as defined below), the Agent and the Co-Agents (as supplemented by the Consent and Agreement dated as of October 28, 1994 entered into by and among the parties hereto, the "Existing Credit Agreement", and as amended hereby, the "Credit Agreement"). Capitalized terms used and not otherwise defined in this Amendment shall have the same meanings in this Amendment as set forth in the Existing Credit Agreement, and the rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement shall be applicable to this Amendment.

                                                      RECITALS

     A. The Borrower has determined that it is in the best interests of the Borrower to increase the amount of funds available to it for working capital, acquisition and other general purposes.

     B. In that connection, the Borrower is proposing that the Banks (a) make available additional revolving indebtedness in the form of a new facility exclusively for working capital purposes in an aggregate amount equal to $20,000,000 which will have a 30 day clean-up period, (b) reallocate $25,000,000 from the Facility A Commitment to the Facility B Commitment and (c) make certain other amendments to the Existing Credit Agreement, and the Banks are willing to agree to the foregoing all on the terms and subject to the conditions set forth below.

                                                      AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree and amend the Existing Credit Agreement as follows:

               SECTION 1. Amendments. On the terms of this Amendment and subject to the satisfaction of the conditions precedent set forth below in

               Section 2, the Existing Credit Agreement shall be amended as follows: (a) The following definitions as set forth in Section 1.01 of the Existing Credit Agreement are amended to read in their entirety as follows:
               i. "`Applicable Margin' means, for each Type of Loan, effective as of the first day of each fiscal quarter, the percentage per annum (expressed in basis points) set forth below opposite the Level of the Leverage Ratio applicable to such fiscal quarter as set forth herein.
         Leverage Ratio   Base Rate Loans                      Eurodollar Loans


               Level 1          0 b.p.                               52.5 b.p.
               Level 2          0 b.p.                                 70 b.p.
               Level 3          0 b.p.                               87.5 b.p.
               Level 4          0 b.p.                                105 b.p.
               Level 5         25 b.p.                                125 b.p."
               ii. "`Class' means, with respect to any Loan, whether such Loan is a Facility A Revolving Loan, Swingline Loan, Facility B Term Loan, Facility B Revolving Loan, Facility B Takeout Loan or Facility C Revolving Loan."
               iii. "`Commitment Fee Rate' means, as of any date and based upon the Level of the Leverage Ratio on such date, the percent per annum (expressed in basis points) set forth below opposite such Level:
                  Leverage Ratio                       Commitment Fee Rate

                     Level 1                                20 b.p.
                     Level 2                                25 b.p.
                     Level 3                              27.5 b.p.
                     Level 4                              32.5 b.p.
                     Level 5                              37.5 b.p."
               iv. "`Commitments' means, as to each Bank, collectively, its Facility A Commitment, its Facility B Commitment and its Facility C Commitment."

                v. "`Compliance Certificate' means a certificate signed by a Responsible Officer of the Borrower substantially in the form of Exhibit C, demonstrating compliance with the covenants contained herein, including Sections 7.12, 7.13, 7.16 and 8.12 and the 30 day clean-up period contained in subsections 2.01(a)(ii) and 2.01(c)(ii)."


               vi. "`Facility A Commitment', as to each Bank, means the amount set forth opposite such Bank's name on Schedule 2.01 hereof under the caption "Facility A Commitment", as the same may be reduced under
          Section 2.05 or 2.07 or as a result of one or more  assignments  under
          Section 11.08; provided, that the maximum aggregate Facility A Commitment of all Banks shall not exceed $75,000,000 at any time."


               vii. "`Facility B Commitment', as to each Bank, means the amount set forth opposite such Bank's name on Schedule 2.01 hereof under the caption "Facility B Commitment", as such amount may be reduced under
          Section 2.05 or 2.07 or as a result of one or more  assignments  under
          Section 11.08; provided, that the maximum aggregate Facility B Commitment of all Banks shall not exceed $110,000,000 at any time."




               viii. "`Interest Period' means, as to any Eurodollar Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a Eurodollar Rate Loan, and ending on the date one, two, three or six months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation;
         provided that:

                               (i) if any Interest Period would otherwise end on
                  a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                              (ii) any  Interest  Period that begins on the last
                  Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

                             (iii)  no  Interest   Period  for  any  Facility  A
                  Revolving Loan or Facility C Revolving Loan shall extend beyond June 30, 1998;

                              (iv) no  Interest  Period for any  Facility B Term
                  Loan or Facility B Revolving Loan shall extend beyond June 30, 1997; and

                               (v) no Interest Period applicable to a Facility B
                  Takeout Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect thereof unless the aggregate principal amount of Facility B Takeout Loans represented by Base Rate Loans, or by Eurodollar Rate Loans having Interest Periods that will expire on or before such date, equals or exceeds the amount of such principal payment."

               ix. "`Level' means, at any time, Level 1, Level 2, Level 3, Level 4 or Level 5, based on the amount of the Leverage Ratio at such time. For purposes of this Agreement, the following "Levels" of Leverage Ratio (LR) shall apply:

         Level                                           Leverage Ratio

         Level 1                          LR   (less than) 1.75
         Level 2                          1.75 (less than) LR (less than) 2.75
         Level 3                          2.75 (less than) LR (less than) 3.25
         Level 4                          3.25 (less than) LR (less than) 3.75
         Level 5                          LR (less than) 3.75

         The level of the Leverage Ratio for the period from the Closing Date to the end of the fiscal quarter of the Borrower during which the Closing Date occurs shall be equal to Level 3. Any change in the Level of the Leverage Ratio shall be determined by the Agent based upon the financial information required to be contained in the Compliance Certificates delivered by the Borrower to the Agent with respect to each fiscal quarter of the Borrower and shall become effective as of the first day of the fiscal quarter following the fiscal quarter for which such Compliance Certificate was delivered. Upon any failure of the Borrower to deliver a Compliance Certificate for any fiscal quarter prior to 10 days after the date on which such Compliance Certificate is required to be delivered to the Agent, and without limiting the other rights and remedies of the Agent and the Banks hereunder, the Leverage Ratio shall be deemed to be Level 5 as of the first day of the fiscal quarter beginning after the fiscal quarter for which such Compliance Certificate was due."

               x. "`Loan' means an extension of credit by a Bank to the Borrower under Article II or Article III in the form of a Facility A Revolving Loan, L/C Advance, Facility B Term Loan, Facility B Revolving Loan, Facility B Takeout Loan, Facility C Revolving Loan or (in the case of
          BofA) Swingline Loan."

               xi. "`Note' means a promissory note executed by the Borrower in favor of a Bank pursuant to subsection 2.02(b), in substantially the form of Exhibit F-1, F-2, F-3, F-4 or F-5."


               xii. "`Revolving Commitment' means, as to each Bank, collectively, its Facility A Commitment, its Facility B Revolving Loan Commitment and its Facility C Commitment."
                           (
               b) The second sentence of the definition of "Fixed Charge Coverage Ratio" as set forth in Section 1.01 of the Existing Credit Agreement is amended to read in its entirety as follows:

       "In the event that the referent Person or any of its Subsidiaries incurs, assumes, guarantees, redeems or repays any Indebtedness (other than revolving credit borrowings including, with respect to the Borrower, Swingline Loans, Facility A Revolving Loans, Facility B Revolving Loans and Facility C Revolving Loans) subsequent to the commencement of the period for which the Fixed Charge Coverage Ratio is being calculated but prior to the date of the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such incurrence, assumption, guarantee, redemption or repayment of Indebtedness, as if the same had occurred at the beginning of the applicable reference period."

(c) Section 1.01 of the Existing Credit Agreement is amended by substituting the following definitions for the definition of "Revolving Termination Date" in that section:

  i. "`Facility A Revolving Termination Date' means the earlier to occur of:

            (a)      June 30, 1998; and

            (b)      the date on which the Facility A Commitment terminates in
                  accordance with the provisions of this Agreement."

       ii. "`Facility B Revolving Termination Date' means the earlier to occur of:

             (a)      June 30, 1997; and

             (b)      the date on which the Facility B Revolving Loan Commitment terminates in accordance with the provisions of this Agreement."

      iii. "`Facility C Revolving Termination Date' means the earlier to occur of:

              (a)      June 30, 1998; and

              (b)      the date on which the Facility C Commitment terminates in
                 accordance with the provisions of this Agreement."

(d) Section 1.01 of the Existing Credit Agreement is amended by substituting the following definitions for the definition of "Risk Participation Percentage" in that section.

               "`Commercial Letter of Credit Risk Participation Percentage' means, as of any date and based upon the Level of the Leverage Ratio on such date, the percent per annum (expressed in basis points) set forth below opposite such Level:

                 Leverage Ratio                     Commercial Letter of Credit
Risk Participation Percentage
                       Level 1                                         20 b.p.
                       Level 2                                         25 b.p.
                       Level 3                                       27.5 b.p.
                       Level 4                                         30 b.p.
                       Level 5                                        35 b.p."

               "`Standby Letter of Credit Risk Participation Percentage' means, as of any date and based upon the Level of the Leverage Ratio on such date, the percent per annum (expressed in basis points) set forth below opposite such Level:

                  Leverage Ratio                 Standby Letter of Credit Risk
Participation Percentage

    Level 1                                                           40 b.p.
    Level 2                                                         57.5 b.p.
    Level 3                                                           75 b.p.
    Level 4                                                         92.5 b.p.
    Level 5                                                        112.5 b.p."

               (e) Section 1.01 of the Existing Credit Agreement is amended to add the following definitions to read in their entirety as follows:

               i. "`Facility C Commitment', as to each Bank, means the amount set forth opposite such Bank's name on Schedule 2.01 hereof under the caption "Facility C Commitment", as the same may be reduced under
          Section 2.05 or 2.07 or as a result of one or more  assignments  under
          Section 11.08; provided, that the maximum aggregate Facility C Commitment of all Banks shall not exceed $20,000,000 at any time."

               ii. "`Facility C Revolving Loan' has the meaning specified in subsection 2.01(c), and may be a Base Rate Loan or a Eurodollar Rate Loan."

               (f) Subsection 2.01(a)(i) of the Existing Credit Agreement is amended by substituting the term "Facility A Revolving Termination Date" for the term "Revolving Termination Date" in that subsection.

               (g) Subsection 2.01(b)(ii) of the Existing Credit Agreement is amended by substituting the term "Facility B Revolving Termination Date" for the term "Revolving Termination Date" in that subsection.


               (h) Subsection 2.01(b)(iii) of the Existing Credit Agreement is amended by substituting the term "Facility B Revolving Termination Date" for the term "Revolving Termination Date" in that subsection.

               (i) Section 2.01 of the Credit Agreement is amended to add a new subsection (c) to read in its entirety as follows:

              "(c)    Facility C Revolving Loans.

               (i) Each Bank severally agrees, on the terms and subject to the conditions set forth herein, to make loans to the Borrower (each such loan, a "Facility C Revolving Loan") from time to time on any Business Day during the period from the Amendment Effective Date to the Facility C Revolving Termination Date, in an aggregate principal amount not to exceed at any time outstanding such Bank's Facility C Commitment as in effect from time to time; provided, however, that, after giving effect to any Borrowing of Facility C Revolving Loans, the sum of the Effective Amount of all outstanding Facility C Revolving Loans shall not at any time exceed the combined Facility C Commitments, and the Effective Amount of the Facility C Revolving Loans of any Bank shall not at any time exceed such Bank's Facility C Commitment.

                            (ii) Within the limits of each Bank's Facility C Commitment and on the other terms and subject to the other conditions hereof, the Borrower may borrow under this subsection 2.01(c), prepay under Section 2.06 and reborrow under this subsection 2.01(c); provided, that, concurrently with the requirement contained in the proviso in subsection 2.01(a)(ii) above, the Borrower shall cause the aggregate outstanding principal amount of Facility C Revolving Loans not to exceed zero Dollars for at least one period of 30 consecutive days during each fiscal year of Borrower, commencing with its fiscal year beginning August 1, 1995."

               (j) Subsection 2.05(c) of the Existing Credit Agreement is amended to read in its entirety as follows:


               "(c) The Borrower may, not later than 11:00 a.m. San Francisco time at least three Business Days prior to its effective date by notice to the Agent, terminate or permanently reduce the Facility C Commitments by an aggregate minimum amount of $5,000,000 or any multiple of $5,000,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the Effective Amount of all Facility C Revolving Loans would exceed the amount of the combined Facility C Commitments then in effect."


               (k) Section 2.05 of the Existing Credit Agreement is amended to add a subsection (d) to read in its entirety as follows:

                    "(d) Once  reduced  in  accordance  with this  Section,  the
               Commitments may not be increased. Any reduction of the Facility A Commitments, the Facility B Commitments or the Facility C Commitments shall be applied to each Bank according to its Pro Rata Share."

                    (l) Subsections 2.06(b) and 2.06(c) of the Existing Credit Agreement are amended to read in their entirety as follows:

                    "(b) Any such notice of  prepayment  shall  specify the date and amount of such prepayment and the Type(s) and, on or prior to the later of (i) the Facility A Termination Date and (ii) the Facility C Termination Date, the Class(es), of Loans to be prepaid. Prepayments of Base Rate Loans of any Class may be made hereunder on any Business Day. Prepayments of Eurodollar Rate Loans of any Class may be made hereunder only on the last day of any applicable Interest Period; provided, that prepayments of Eurodollar Rate Loans may be made on a day other than the last day of the applicable Interest Period only with payment by the Borrower of the aggregate amount of any associated funding losses of any affected Banks pursuant to Section 4.04. The Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment.

                    (c) If any  such  notice  is  given  by  the  Borrower,  the
               Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together, in the case of a Eurodollar Rate Loan, with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.04. Optional prepayments applicable to the Facility B Takeout Loan shall be applied in inverse order of maturity."

                    (m) Subsection  2.07(b) of the Existing Credit  Agreement is
               amended by substituting the term "Facility B Revolving Termination Date" for the term "Revolving Termination Date" each place such term appears in that subsection.

                    (n) Subsections 2.07(c) and 2.07(d) of the Existing Credit Agreement are amended to read in their entirety as follows:

                    "(c)  If on any  date,  (x)  the  sum of (i)  aggregate  Net
               Proceeds from MLP New Unit Sales from the Closing Date through such date plus (ii) aggregate Net Proceeds of Asset Sales during the period from the Closing Date through the date that is 270 days prior to such date, exceeds (y) the aggregate Cash Costs of Permitted Acquisitions during the period from the Closing Date through such date plus aggregate Growth-Related Capital Expenditures of the Borrower and its Subsidiaries during such period (any such excess being referred to herein as a "Downsize Amount"), then (A) if such date is on or prior to the Facility B Revolving Termination Date and after giving effect to any mandatory Cash Collateralization or prepayment of outstanding Facility B Revolving Loans under subsection 2.07(b) above, the Borrower shall immediately, and without notice or demand, prepay the Obligations in an aggregate amount equal to the Downsize Amount as follows: first, Facility B Term Loans, second, Swingline Loans, third, Facility A Revolving Loans and Facility C Revolving Loans on a pro rata basis, and fourth, L/C Obligations; and (B) if such date is after the Facility B Revolving Termination Date, the Borrower shall immediately, and without notice or demand, prepay payments due under the Facility B Takeout Loan in an aggregate amount equal to the Downsize Amount, in the inverse order of maturity.


                    (d) In the event that, prior to the later of (i) the Facility A Revolving Termination Date and (ii) the Facility C Revolving Termination Date, any portion of the Downsize Amount remains after the Facility B Maximum Amount has been reduced to zero, the Facility A Commitment and the Facility C Commitment, if any, shall be automatically reduced on a pro rata basis by an aggregate amount equal to such remaining portion of the Downsize Amount."

                    (o) Subsection  2.07(f) of the Existing Credit  Agreement is
               amended to read in its entirety as follows:

       "(f)  If and to the extent that the Facility A Commitment, the Facility B
         Revolving Commitment and the Facility C Commitment are not equal to zero on the Facility A Revolving Termination Date, the Facility B Revolving Termination Date and the Facility C Revolving Termination Date, respectively, each such amount shall be automatically reduced to zero on the such respective date."


                    (p) Subsection  2.08(a) of the Existing Credit  Agreement is
               amended by substituting the term "Facility A Revolving Termination Date" for the term "Revolving Termination Date" in each place such term appears in that subsection.

                    (q) Subsection  2.08(b) of the Existing Credit  Agreement is
               amended by substituting the term "Facility B Revolving Termination Date" for the term "Revolving Termination Date" in that subsection.

                    (r) Section 2.08 of the Existing Credit Agreement is amended to add a subsection (d) to read in its entirety as follows:

                    "(d) Facility C Revolving Loans. The Borrower shall repay to the Banks in full on the Facility C Revolving Termination Date the aggregate principal amount of Facility C Revolving Loans outstanding on such date together with all accrued and unpaid interest thereon."

                    (s) Subsection  2.10(b) of the Existing Credit  Agreement is
               amended to read in its entirety as follows:

                    "(b)  Commitment  Fees.  The Borrower shall pay to the Agent for the account of each Bank a commitment fee with respect to such Bank's Facility A Commitment equal to the Commitment Fee Rate per annum times the daily average amount by which such Bank's Facility A Commitment exceeded the sum of the aggregate Effective Amount of its Facility A Revolving Loans plus its Pro Rata Share of the Effective Amount of L/C Obligations (other than with respect to Commercial Letters of Credit). The Borrower shall pay to the Agent for the account of each Bank a commitment fee with respect to such Bank's Facility B Commitment, equal to the Commitment Fee rate per annum times the daily average amount by which such Bank's Facility B Revolving Commitment exceeded the aggregate Effective Amount of its Facility B Revolving Loans. The Borrower shall pay to the Agent for the account of each Bank a commitment fee with respect to such Bank's Facility C Commitment, equal to the Commitment Fee rate per annum times the daily average amount by which such Bank's Facility C Commitment exceeded the aggregate Effective Amount of its Facility C Revolving Loans. Such commitment fees shall accrue from the date of this Agreement (or, with respect to Facility C, August 1,
               1995) to (i) the  Facility A  Revolving  Termination  Date,  with respect  to the  Facility  A  Commitment,  (ii)  the  Facility  B
               Revolving Termination Date, with respect to the Facility B Revolving Loan Commitment and (iii) the Facility C Revolving Termination Date with respect to the Facility C Commitment and shall be due and payable quarterly in arrears on the first Business Day of each fiscal quarter following the quarter for which payment is to be made, commencing on August 1, 1994 (or, with respect to Facility C, commencing on the Amendment Effective
               Date) through the Facility A Revolving Termination Date, the Facility B Revolving Termination Date, and the Facility C Revolving Termination Date, as the case may be, with the final payment to be made on the date of such termination, as applicable; provided that, in connection with the full termination of Commitments under Section 2.05 or Section 2.07, the accrued commitment fees calculated for the period ending on such date shall also be paid on the date of such termination. The commitment fees provided in this subsection shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are not met."

                    (t) Article III of the Existing Credit  Agreement is amended by substituting the term "Facility A Revolving Termination Date" for the term "Revolving Termination Date" in each place such term appears in that Article.

                    (u) Subsections 3.08(a) and 3.08(b) of the Existing Credit Agreement are amended to read in their entirety as follows:

      "3.08 Letter of Credit Fees. (a) The Borrower agrees and, in the case of Standby Letters of Credit issued for the account of Stratton, the Borrower and Stratton jointly and severally agree, to pay to the Agent for the account of each of the Banks based on their respective Pro Rata Shares a letter of credit fee (i) with respect to the Standby Letters of Credit, equal to the Standby Letter of Credit Risk Participation Percentage of the average daily maximum amount available to be drawn of the outstanding Standby Letters of Credit and (ii) with respect to the Commercial Letters of Credit, equal to the Commercial Letter of Credit Risk Participation Percentage of the average daily maximum amount available to be drawn of the outstanding Commercial Letters of Credit, in each case computed on a quarterly basis in arrears on the last Business Day of each fiscal quarter based upon Standby Letters of Credit or Commercial Letters of Credit, as the case may be, outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the first Business Day following each fiscal quarter during which Standby Letters of Credit or Commercial Letters of Credit, as the case may be, are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Facility A Revolving Termination Date, with the final payment to be made on the Facility A Revolving Termination Date.

                           (b) The Borrower agrees and, in the case of Standby Letters of Credit issued for the account of Stratton, the Borrower and Stratton jointly and severally agree, to pay to the applicable Issuing Bank for its sole account a letter of credit fronting fee (i) for each Standby Letter of Credit Issued by such Issuing Bank, equal to 0.15% per annum of the face amount (or increased face amount, as the case may be) of such Standby Letter of Credit and (ii) for each Commercial Letter of Credit Issued by such Issuing Bank, equal to 0.10% per annum of the face amount (or increased face amount, as the case may be) of such Commercial Letter of Credit. Such Letter of Credit fronting fee shall be due and payable quarterly in arrears on the first Business Day following each fiscal quarter during which such Letter of Credit is outstanding, commencing on the first such quarterly date to occur after the Closing Date."

                    (v) Subsection  7.01(g) of the Existing Credit  Agreement is
               amended to read in its entirety as follows:

                    "(g) as soon as available,  but not later than 45 days after the end of each of the first three fiscal quarters of each fiscal year and, with respect to the final fiscal quarter, concurrently with the financial statements referred to in subsection 7.01(a), a trading position report as of the last day of each fiscal quarter, certified by a Responsible Officer."

                    (w) Section 7.11 of the Existing Credit Agreement is amended to read in its entirety as follows:

                    "7.11 Use of Proceeds.  The  Borrower  (and  Stratton,  with respect to Letters of Credit) shall use the proceeds of (a) the Facility A Revolving Loans and the Facility B Revolving Loans for working capital and other general partnership purposes and (b) the Facility C Loans for working capital purposes only, in each case not in contravention of any Requirement of Law or of any Loan Document; the Borrower shall use the proceeds of the
               Facility B Term Loan for the purpose of repaying up to $25,000,000 in outstanding amount of Existing Debt on the Closing Date; and the Borrower shall use the proceeds of all Facility B Takeout Loans to repay up to all of the aggregate outstanding principal amount of the Facility B Loans on the Facility B Revolving Termination Date."

                    (x) Subsection  9.01(c) of the Existing Credit  Agreement is
               amended to read in its entirety as follow:

                    "(c)  Specific  Defaults.  The Borrower  fails to perform or observe any term, covenant or agreement contained in any of Sections 2.01(a)(ii), 2.01(c)(ii), 7.01, 7.02, 7.03, 7.04, 7.06,
               7.09, 7.12, 7.13, 7.16 or in any Section in Article VIII; or"

                    (y) Subsection  11.08(a) of the Existing Credit Agreement is
               amended to read in its entirety as follows:

       "(a) Any Bank may, with the written consent of the Borrower (at all times other than during the existence of an Event of Default), the Agent and the applicable Issuing Bank(s), which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Borrower, the Agent or an Issuing Bank shall be required in connection with any assignment and delegation by a Bank to an Eligible Assignee that is an Affiliate of such Bank) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments, the L/C Obligations and the other rights and obligations of such Bank hereunder in an aggregate minimum amount of $10,000,000, pro-rated among the Facility A Commitment, the Facility B Commitment and the Facility C Commitment; provided that such Bank shall retain an aggregate amount of not less than $10,000,000 in respect thereof, unless such Bank assigns and delegates all of its rights and obligations hereunder to one or more Eligible Assignees on the time and subject to the conditions set forth herein; and provided, further, however, that the Borrower and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of Exhibit E ("Assignment and Acceptance"), together with any Note or Notes subject to such assignment; and (iii) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,500."

(z) Schedule 2.01 of the Existing Credit Agreement is amended to read in its entirety as set forth on Schedule 2.01 (Revised as of August 1, 1995) hereto.

                    (aa) Exhibit A to the Existing  Credit  Agreement is amended to read in its entirety as set forth on Exhibit A (Revised as of August 1, 1995) hereto.

                    (bb) Exhibit B to the Existing  Credit  Agreement is amended to read in its entirety as set forth on Exhibit B (Revised as of August 1, 1995) hereto.

                    (cc) Exhibit C to the Existing  Credit  Agreement is amended to read in its entirety as set forth on Exhibit C (Revised as of August 1, 1995) hereto.

                    (dd) Exhibits F-1, F-2, and F-3 to the Existing Credit Agreement are amended to read in their entirety as set forth on Exhibits F-1 (Revised as of August 1, 1995), F-2 (Revised as of August 1, 1995), F-3 (Revised as of August 1, 1995) and F-4 (Revised as of August 1, 1995), respectively, hereto.

                    (ee) The  Existing  Credit  Agreement  is  amended to add an
               Exhibit F-5 as set forth on Exhibit F-5 hereto.

                  SECTION 2. Conditions to Effectiveness. The amendments set forth in Section 1 of this Amendment shall become effective on August 1, 1995 only upon the satisfaction of all of the following conditions precedent on or prior to such date (such date being referred to as the "Amendment Effective Date"):

                    (a) On or before the Amendment  Effective  Date, each of the
               Borrower, Stratton and the General Partner shall deliver to the Agent, on behalf of the Banks, the following described documents (each of which shall be reasonably satisfactory in form and substance to the Agent and its counsel):

                    (i) This Amendment duly executed by each party thereto;

                    (ii) Promissory notes, duly executed by the Borrower, in substantially the form of Exhibits F-1 (Revised as of August 1, 1995), F-2 (Revised as of August 1, 1995), F-3 (Revised as of August 1, 1995) and F-5 hereto (the "New Notes") in favor of each Bank requesting delivery of such notes properly completed, and the existing Notes held by such Bank shall, on the Amendment Effective Date, be deemed to have been replaced and superseded by the respective New Notes delivered to it on the Amendment Effective Date (each such Bank agreeing to promptly return to the Borrower its replaced and superseded Notes);

                    (iii) Copies of partnership  authorizations for the Borrower and resolutions of the board of directors of the General Partner and Stratton authorizing the transactions contemplated by this Amendment, certified as of the Amendment Effective Date by the Secretary or an Assistant Secretary of the General Partner and Stratton;

                    (iv) A certificate  of the Secretary or Assistant  Secretary of the General Partner certifying the names and true signatures of the officers of the General Partner authorized to execute, deliver and perform, as applicable, on behalf of the Borrower and the General Partner, this Amendment and the Note;


                    (v) A certificate of the Secretary or Assistant Secretary of
               Stratton certifying the names and true signatures of the officers of Stratton authorized to execute, deliver and perform, as applicable, on behalf of Stratton, this Amendment;

                    (vi) the articles or  certificate of  incorporation  and the bylaws of the General Partner and Stratton and the Certificate of Limited Partnership and the Limited Partnership Agreement of the Borrower, in each case as in effect on the Amendment Effective Date, certified by the Secretary or Assistant Secretary of the General Partner or Stratton, as applicable, as of the Amendment Effective Date;

                    (vii) a good standing and tax good standing  certificate for the General Partner, Stratton and the Borrower from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation or organization, as applicable, and each state where the General Partner, Stratton or the Borrower conducts significant business as of a recent date, together with bringdown certificates by facsimile, dated the Amendment Effective Date for Delaware and the Business Day preceding the Amendment Effective Date for other jurisdictions;

                    (viii) opinion of Bryan Cave,  counsel to the Borrower,  the
               General Partner and Stratton, or of such other counsel as are acceptable to the Agent and the Banks, addressed to the Agent and the Banks, substantially in the form of Exhibit G;

                    (ix) a favorable opinion of Orrick,  Herrington & Sutcliffe, special counsel to the Agent;

                    (x) Such other documents, instruments, approvals or opinions as the Agent, any Bank or special counsel to the Agent may reasonably request.

                    (b) On or before the Amendment  Effective Date, the Borrower shall have paid to the Agent for the account of each Bank, pro rata based on each Bank's Commitment, an amendment fee equal to .075% of the aggregate Commitments of the Banks.

                    (c) On or before the Amendment  Effective Date, the Borrower shall have paid an agency fee to the Agent for the Agent's own account, as required by the letter agreement between the Borrower and the Agent dated July 21, 1995.

                    (d) On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated by this Amendment and all documents incidental to such transactions, shall be reasonably satisfactory in form and substance to the Agent and its counsel, and the Agent and such counsel shall have received all such counterpart originals or certified copies of such documents, opinions, certificates and evidence as they may reasonably request.

                    (e) All  governmental  actions or filings  necessary for the execution, delivery and performance of this Amendment shall have been made, taken or obtained, and no order, statutory rule, regulation, executive order, decree, judgment or injunction shall have been enacted, entered, issued, promulgated or enforced by any court or other governmental entity which prohibits or restricts the transactions contemplated by this Amendment, nor shall any action have been commenced or threatened seeking any injunction or any restraining or other order to prohibit, restrain, invalidate or set aside the transactions contemplated by this Amendment.

                    (f) The  representations  and  warranties  set forth in this
               Amendment shall be true and correct as of the Amendment Effective Date.

                  SECTION 3. Representations and Warranties . In order to induce the Banks to enter into this Amendment and to give the consent and to amend the Existing Credit Agreement in the manner provided in this Amendment, each of the Borrower, Stratton and the General Partner represents and warrants to each Bank as of the Amendment Effective Date as follows:

                    (a) Corporate or Partnership Existence and Power. The General Partner, Stratton, the MLP, the Borrower and each of its
               Subsidiaries:

                    (i) is a corporation or partnership duly organized,  validly existing and in good standing under the laws of the jurisdiction of its formation;

                    (ii) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets and carry on its business and to execute, deliver, and perform its obligations under this Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement;

                    (iii) is duly qualified as a foreign corporation or partnership and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license or where the failure so to qualify would not have a Material Adverse Effect; and

             (iv)   is in compliance with all material Requirements of Law.

(b) Corporate or Partnership Authorization; No Contravention. The execution, delivery and performance by the Borrower, the General Partner and Stratton of this Amendment and the performance of the Credit Agreement by each of them have been duly authorized by all necessary partnership action on behalf of the Borrower and all necessary corporate action on behalf of the General Partner and any Subsidiary, and do not and will not:

      (i) contravene the terms of any of the General Partner's, the MLP's, the Borrower's or any Subsidiary's Organization Documents;

        (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual
  ***       Obligation to which the General  Partner,  the MLP, the Borrower or any
         Subsidiary is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject where such conflict, breach, contravention or Lien could reasonably be expected to have a Material Adverse Effect; or

                                (iii)   violate any material Requirement of Law
(c) Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, the General Partner, the Borrower or any Subsidiary of this Amendment, or (ii) the continued operation of Borrower's business as contemplated to be conducted after the date hereof by the Loan Documents, except in each case such approvals, consents, exemptions, authorizations or other actions, notices or filings (A) as have been obtained,
(B) as may be required under state securities or Blue Sky laws, (C) as are of a routine or administrative nature and are either (x) not customarily obtained or made prior to the consummation of transactions such as the transactions described in clauses (i) or (ii) or (y) expected in the judgment of the Borrower to be obtained in the ordinary course of business subsequent to the consummation of the transactions described in clauses (i) or (ii), or (D) that, if not obtained, could reasonably be expected to have a Material Adverse Effect.

  (d) Binding Effect. The Credit Agreement and the Notes constitute the legal, valid and binding obligations of each of the Borrower, Stratton and the General Partner, as applicable, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

(e) Litigation. There are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Borrower, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against the General Partner, the MLP, the Borrower or any of its Subsidiaries or any of their respective properties which:

              (i) purport to affect or pertain to this Amendment or the Credit Agreement or any of the transactions contemplated hereby or thereby; or

       (ii) if determined adversely to the Borrower or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Amendment or the Credit Agreement, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

(f) No Default. No Default or Event of Default exists or would result from the incurring, continuing or converting of any Obligations by the Borrower. As of the Amendment Effective Date, neither the Borrower nor any Affiliate of the Borrower is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Amendment Effective Date, create an Event of Default under subsection 9.01(e) of the Credit Agreement other than a default under Section 4.09 of the Indenture relating to the Existing Senior Notes.

                    (g)Representations  and Warranties in the Credit  Agreement.
               Each of the Borrower, Stratton and the General Partner confirms that as of the Amendment Effective Date the representations and warranties contained in Article VI of the Credit Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date).

                  SECTION 4.  Miscellaneous.

                    (a) Reference to and Effect on the Existing Credit Agreement
               and the Other Loan Documents.

                    (i) Except as specifically  amended by this  Amendment,  and the documents executed and delivered in connection therewith, the Existing Credit Agreement and the other Loan Documents, including but not limited to, the Guaranty of Finance Corp., shall remain in full force and effect and are hereby ratified and confirmed.

                    (ii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Banks under, the Existing Credit Agreement or any of the other Loan Documents.

                    (iii) Upon the  conditions  precedent set forth herein being satisfied, this Amendment shall be construed as one with the Existing Credit Agreement, and the Existing Credit Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                    (b) Fees and Expenses.  Each of the  Borrower,  Stratton and
               the General Partner acknowledges that all costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 11.04 of the Existing Credit Agreement.

                    (e) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                    (f)  Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                    (g) Governing Law. This  Amendment  shall be governed by and construed according to the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                                   FERRELLGAS, L.P.

                                                   By:  Ferrellgas, Inc.,
                                                        General Partner


                                                   By:                       _
                                                   Name:  Danley K. Sheldon
                                               Title: Senior Vice President and
                                                              Chief Financial
                                                              Officer/Treasurer



                                                   FERRELLGAS, INC.


                                                   By:                       _
                                                   Name:  Danley K. Sheldon
                                               Title: Senior Vice President and
                                               Chief Financial Officer/Treasurer



                                                STRATTON INSURANCE COMPANY, INC.


                                                   By:                       _
                                                   Name:  Danley K. Sheldon
                                               Title: Senior Vice President and
                                              Chief Financial Officer/Treasurer


                                                   Address  for Notices for each
                                                   of the Borrower,  the General
                                                   Partner and Stratton:

                                                   One Liberty Plaza
                                                   Liberty, Missouri 64068
                                                   Attention:  Danley K. Sheldon
                                                   Telephone:  (816) 792-6828
                                                   Facsimile:  (816) 792-6979

                                                  BANK OF AMERICA NATIONAL TRUST
                                                   AND SAVINGS ASSOCIATION,
                                                   as Agent


                                                   By:                        _
                                                   Name:  Leandro Balidoy
                                                   Title: Vice President


                                                 BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION, as a Bank


                                                 By:                          _
                                                   Name:  Vanessa Sheh Meyer
                                                   Title: Vice President


                                   THE FIRST NATIONAL BANK OF BOSTON, as a Bank


                                                 By:                          _
                                                   Name:
                                                   Title:


                                                   NATIONSBANK, N.A.,
                                                   as a Bank


                                                 By:                          _
                                                   Name:
                                                   Title:


                                                   THE BANK OF NOVA SCOTIA,
                                                   as a Bank


                                                 By:                          _
                                                   Name:
                                                   Title:


                                                   WELLS FARGO BANK, N.A.,
                                                   as a Bank


                                                   By:                      _
                                                   Name:
                                                   Title:

                                                   CAISSE NATIONALE DE CREDIT
                                                   AGRICOLE, as a Bank


                                                 By:                          _
                                                   Name:
                                                   Title:


                                                   BANQUE PARIBAS, as a Bank


                                                 By:                          _
                                                   Name:
                                                   Title:




                  The undersigned hereby acknowledges and agrees to the foregoing Amendment and confirms that its Continuing Guaranty dated July 5, 1994 shall remain in full force and effect notwithstanding the execution of such Amendment and consummation of the transactions described or otherwise contemplated therein.


                                                     FERRELLGAS FINANCE CORP.,
                                                     as Guarantor


                                          By: ______________________________
                                                     Name:
                                                     Title:
                                                     Date:

NY1-98178.2

                                                       1033-63-ADG-09/25/95




NY1-98178.2

                                                          1033-63-ADG-09/25/95
                  SCHEDULE 2.01 (Revised as of August 1, 1995)


                                                                  Facility B Commitment
                                                    -------------------------------------------------
                             Facility A Commitment  Facility B Tranche I     Facility B Tranche II    Facility C
                             $75,000,000            Term Loan                Expansive Capital        Commitment
                                                    $15,000,000              $95,000,000              $20,000,000
Bank of America NT&SA        $16,216,216.23         $3,243,243.24            $20,540,540.56           $4,324,324.33
The Bank of Nova Scotia      $ 9,729,729.73         $1,945,945.95            $12,324,324.32           $2,594,594.59
Banque Paribas               $ 5,878,378.37         $1,175,675.67            $ 7,445,945.94           $1,567,567.57
Caisse National de Credit    $ 5,878,378.37         $1,175,675.67            $ 7,445,945.94           $1,567,567.57
Agricole
The First National Bank of   $13,783,783.79         $2,756,756.76            $17,459,459.46           $3,675,675.68
Boston
NationsBank of Texas, N.A.   $13,783,783.79         $2,756,756.76            $17,459,459.46           $3,675,675.68
Wells Fargo Bank, N.A.       $ 9,729,729.73         $1,945,945.95            $12,324,324.32           $2,594,594.59
                             ====================== ======================== ======================== ===============
                             $75,000,000.00         $15,000,000.00           $95,000,000.00           $20,000,000.00



                         Facility B Commitment
          -------------------------------------------------
                               Total                Pro Rata Share
Bank of America NT&SA         44,324,324.36         21.621621630%
The Bank of Nova Scotia       26,594,594.59         12.972972970%
Banque Paribas                16,067,567.55          7.837837830%
Caisse National de Credit     16,067,567.55          7.837837830%
Agricole
The First National Bank of    37,675,675.68         18.378378380%
Boston
NationsBank of Texas, N.A     37,675,675.68         18.378378380%
Wells Fargo Bank, N.A.        26,594,594.59         12.972972970%
                          ==================== ====================
                              $205,000,000.00            100%




                                              (Revised as of August 1, 1995)


                                                 NOTICE OF BORROWING


TO:      Bank of America National Trust
         and Savings Association, Agent
         1455 Market Street, 12th Floor
         San Francisco, CA  94103
         Attn:  Global Agency #5596

                           Re:  Ferrellgas, L.P.


                  Pursuant to Section 2.03(a) of that certain Credit Agreement dated as of July 5, 1994 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement", among Ferrellgas, L.P., a Delaware limited partnership (the "Borrower"), Stratton Insurance Company, Inc., a Vermont corporation and a Wholly-Owned Subsidiary of Borrower, Ferrellgas, Inc., a Delaware corporation and the sole general partner of Borrower, the financial institutions from time to time party thereto (the "Banks") and Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Agent") and as Issuing Bank, this represents the Borrower's request for a Borrowing from the Banks as follows:

                  1.       The amount of the Borrowing shall be $__________.

                  2.       The Borrowing Date shall be _______________.

                  3. The Loan shall be a [Base Rate] [Eurodollar Rate Loan. [The initial Interest Period for such Eurodollar Rate Loan shall be
                           [one] [two] [three] [six] months.]

                  4. The Loan shall be a [Facility A Revolving Loan] [Swingline Loan] [Facility B Term Loan] [Facility B Revolving Loan] [Facility B Takeout Loan] [Facility C Revolving Loan].

The proceeds of such Loan are to be deposited in the Borrower's account at the Agent.

                  The undersigned Responsible Officer hereby certifies that:

                  a. The representations and warranties in Article VI of the Credit Agreement are true and correct on and as of the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they were true and correct as of such earlier date); and

                  (b) No Default or Event of Default has occurred and is continuing under the Credit Agreement or will result from the proposed Borrowing.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.


DATED:  ______________________

                                                     FERRELLGAS, L.P.

                                                  By: FERRELLGAS, INC., General
                                                         Partner



                                                     By:                       _
                                                     Name:
                                                     Title:

                                                                   EXHIBIT B
                                                 (Revised as of August 1, 1995)


                                          NOTICE OF CONVERSION/CONTINUATION


TO:       Bank of America National Trust
          and Savings Association
          Global Agency #5596
          1455 Market Street, 12th Floor
          San Francisco, California  94103

                                                Re:  Ferrellgas, L.P.


                  Pursuant to Section 2.04(b) of that certain Credit Agreement dated as of July 5, 1994 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement"), among Ferrellgas, L.P., a Delaware limited partnership (the "Borrower"), Stratton Insurance Company, Inc., a Vermont corporation and a Wholly-Owned Subsidiary of Borrower, Ferrellgas, Inc., a Delaware corporation and the sole general partner of Borrower, the financial institutions from time to time party thereto (the "Banks") and Bank of America National Trust and Savings Association, as agent for the Banks (in such capacity, the "Agent"), this represents Borrower's request to [Convert] [Continue] certain [Base Rate Loans] [Eurodollar Rate Loans] as follows:

                  (A) The date of [Conversion] [Continuation] shall be ________, 199_, (which day is, in the case of Conversion of Base Rate Loans, a Business Day, or, in the case of Conversion or Continuation of Eurodollar Rate Loans, the last day of the applicable Interest Period).

                  (B) An aggregate amount of $______________ of [Facility A Revolving Loans] [Facility B Revolving Loans] [Facility B Term Loans] [Facility C Revolving Loans] are to be [Converted] [Continued] as of the date set forth in paragraph (A) above (which amount is $3,000,000, or is an integral multiple of $1,000,000 in excess thereof).

                  (C)  The  Type  of  Loans  resulting  from  the   [Conversion]
[Continuation] shall be [Base Rate Loans] [Eurodollar Rate Loans].

                  [(D) If the resulting Loan is a Eurodollar Rate Loan, the Interest Period of such Loan shall be [one][two][three][six] month(s).]

                  [Borrower represents and warrants, in the case of Conversion or Continuation of Eurodollar Rate Loans, that no Default or Event of Default exists on the date hereof and on the date set forth in paragraph (A) above.] [Notwithstanding that a Default or Event of Default exists, Borrower requests the consent of the Majority Banks to Convert/Continue the Eurodollar Rate Loan as set forth above.] Borrower represents that, taking into consideration the [Conversion] [Continuation] of Loans requested hereby, there are not more than ten (10) Interest Periods in effect.

                  Capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement.


DATED:  ______________                               FERRELLGAS, L.P.

                                                  By: FERRELLGAS, INC., General
                                                     Partner



                                                     By:                      _
                                                     Name:
                                                     Title:

                                                                  EXHIBIT C
                                                 (Revised as of August 1, 1995)


                                               COMPLIANCE CERTIFICATE


                  This compliance certificate is provided pursuant to Section 7.02(b) of the Credit Agreement dated as of July 5, 1994 (as the same may be amended from time to time, the "Credit Agreement"), by and among Ferrellgas, L.P., a Delaware limited partnership ("Borrower"), Stratton Insurance Company, Inc., a Vermont corporation and a wholly-owned subsidiary of Borrower, Ferrellgas, Inc., a Delaware corporation and the sole general partner of Borrower, Bank of America National Trust and Savings Association, as agent (in such capacity, "Agent"), and the financial institutions ("Banks") from time to time party to the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein are used with the defined meanings given in the Credit Agreement.

                  I, _____________________________,  the ____________________ of
Ferrellgas, Inc., a Delaware corporation and the sole general partner of Borrower, do hereby certify that I am familiar with the Credit Agreement and with the assets, business, financial condition and operations of Borrower and its Subsidiaries and that during the fiscal quarter ending ______________________, 19__:

                  Borrower has performed all of its obligations under and is in compliance with all covenants and agreements contained in the Credit Agreement and under (i) any instrument or agreement required thereunder, (ii) any other instrument or agreement to which Borrower is a party or under which Borrower is obligated, and (iii) any judgment, decree or order of any court or governmental authority binding on Borrower. Without limiting the generality of the foregoing:


                  1.       As required by Section 7.12 of the Credit Agreement:

                  (i) Borrower has maintained a Leverage Ratio for the applicable fiscal period of not greater than 4.0:1. The current Leverage Ratio is:------------.

                                Funded Debt
                                    ($---------)
                           ----------------------   = Leverage Ratio
                           Consolidated Cash Flow
                                    ($---------)


                           Attached   as   Exhibit   A  is  a   calculation   of
                  Consolidated Cash Flow, including such calculation on a pro forma basis for any Acquisitions consummated during the fiscal period.

                  (ii) Borrower has a minimum Partners' Equity of not less than $50,000,0000. The current Partners' Equity is $________________.


                  2. As required by Section 7.13 of the Credit Agreement, Borrower and its Affiliates are in compliance, and have at all times during the relevant fiscal period been in compliance, with Borrower's trading position policy and supply inventory position policy guidelines as in effect on the Closing Date[, provided that the stop loss limit in the trading position policy has been increased from __________ at the beginning of the three quarters preceding the fiscal quarter that is the subject of this certificate (the "Initial Date") to __________ at the end of the fiscal quarter that is the subject of this certificate (the "Final Date"), an aggregate increase of ____%] [the stop loss limit in the supply inventory position has increased from __________ on the Initial Date to __________ on the Final Date, an aggregate increase of ____%] [the volume limit for [describe product] in the trading position policy has been increased from __________ on the Initial Date to __________ on the Final Date, an aggregate increase of ____%] [the volume limit for [describe product] in the supply inventory position policy has been increased from __________ on the Initial Date to __________ on the Final Date, an aggregate increase of ____%].


                  3. As required by Section 7.16, Borrower hereby notifies Agent that [no judgments, orders, decrees or arbitration awards have been entered against Borrower or any Subsidiary involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage other than through a standard reservation of rights letter) as to any single or related series of transactions, incidents or conditions, of more than $10,000,000] [the following judgments, orders, decrees and/or arbitration awards have been entered against Borrower or its
Subsidiaries: __________________________. The foregoing involve an aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage other than through a standard reservation of rights letter) of $______________________. Borrower has reserved for such amount in excess of $10,000,000, on a quarterly basis, with each quarterly reserve being at least equal to one-twelfth of such amount in excess of $10,000,000. The amount of each quarterly reserve is $____________________].


                  4. As required by Section 8.12 of the Credit Agreement, during the applicable fiscal period, Borrower and its Subsidiaries made [no Restricted Payments] [Restricted Payments in an amount equal to $___________________ and, at the time of and after giving effect to such Restricted Payments, each of the following statements was true:

                  (a) no Default or Event of Default had occurred or was continuing at the time of such Restricted Payment or occurred as a consequence thereof and each of the representations and warranties of the Borrower set forth in the Credit Agreement was true on and as of the date of such Restricted Payment both before and after giving effect thereto; and

                  (b) the Fixed Charge Coverage Ratio of the Borrower for the Borrower's most recently ended four full fiscal quarters for which internal financial statements were available immediately preceding the date on which such Restricted Payment was made, calculated on a pro forma basis as if such Restricted Payment had been made at the beginning of such four-quarter period, was ____________, which ratio is greater than 2.25 to 1.

                  Consolidated Cash Flow
                           ($---------)
                  ---------------------- = Fixed Charge Coverage Ratio
                      Fixed Charges
                           ($---------)

          and

                  (c) (i) the amount of such Restricted Payment, if made other than in cash, was determined by the Board of Directors and evidenced by a resolution in an officer's certificate signed by a Responsible Officer and delivered to the Agent, and (ii) except as otherwise provided in the Credit Agreement, such Restricted Payment, together with the aggregate of all other Restricted Payments made by the Borrower and its Subsidiaries in the fiscal quarter during which such Restricted Payment was made, did not exceed the amount of Available Cash of the Borrower for the immediately preceding fiscal quarter (or, with respect to the first fiscal quarter during which Restricted Payments are made, the amount of Available Cash of the Borrower for the period commencing on the date of the Credit Agreement and ending on the last day of the immediately preceding fiscal quarter).

                  Attached as Exhibit B is a calculation of Fixed Charges, including such calculation on a pro forma basis for any Acquisitions consummated during the fiscal period.


                  5. As required by subsection 2.01(a)(ii) of the Credit Agreement, the aggregate outstanding principal amount of Facility A Revolving Loans and Swingline Loans did not exceed $25,000,000 for the consecutive thirty
(30) day period from ____________ to _______________.

                  6. As required by subsection 2.01(c)(ii) of the Credit Agreement, the aggregate outstanding principal amount of Facility C Revolving Loans did not exceed zero Dollars for the same consecutive thirty (30) day period specified in paragraph 5 above.


                  IN WITNESS WHEREOF, this Certificate has been executed on behalf of Borrower as of the ____ day of ________________, 19__.

                            FERRELLGAS, L.P., a Delaware limited partnership

                                     By:  FERRELLGAS, INC., General Partner

                                             By:___________________________
                                                     Name:
                                                     Title:

                                                                    EXHIBIT F-1
                                                (Revised as of August 1, 1995)


                                              FACILITY A REVOLVING NOTE

$____________________                   ___________, 199_

                  FOR VALUE RECEIVED, the undersigned FERRELLGAS, L.P., a Delaware limited partnership, and STRATTON INSURANCE COMPANY, INC., a Vermont corporation (together, "Borrower"), HEREBY PROMISE TO PAY to the order of
_______________________  ("Bank") the  principal  sum of  ______________________
($_________) or, if less, the aggregate principal amount of Facility A Revolving Loans outstanding on the Facility A Revolving Termination Date, made to Borrower by Bank pursuant to Section 2.01(a) of that certain Credit Agreement dated as of July 5, 1994 (as the same may be amended from time to time, the "Credit Agreement"), among Borrower, Stratton Insurance Company, Inc., a Vermont corporation and a Wholly-Owned Subsidiary of Borrower, Ferrellgas, Inc., a Delaware corporation and the sole general partner of Borrower, the financial institutions from time to time party thereto, and Bank of America National Trust and Savings Association, as agent for said financial institutions (in such capacity, "Agent") payable in full on the Facility A Revolving Termination Date together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof until paid in full at the rate or rates and in the manner and at the times specified in the Credit Agreement.

                  Both the principal hereof and the interest hereon are payable in lawful money of the United States of America at Bancontrol Account Number 12334-14282 located at Bank of America National Trust and Savings Association, 1850 Gateway Boulevard, Fourth Floor, Concord, California 94520 (or at such other Lending Office as may be designated from time to time by Agent), for the account of Bank, in immediately available funds.

                  The holder of this Facility A Revolving Note is authorized to record the date and amount of Facility A Revolving Loans made by the Bank, the amount of interest accruing from time to time and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part hereof, or on a continuation thereof which shall be attached hereto and a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded.

                  Borrower agrees to pay all costs of collection and enforcement of this Facility A Revolving Note, whether or not suit is filed, including, without limitation, reasonable attorneys' fees, as more particularly provided in
Section 11.04 of the Credit Agreement.

                  This Facility A Revolving Note is one of the "Notes" referred to in, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for prepayment of amounts from time to time outstanding under this Facility A Revolving Note upon certain terms and conditions. Unless otherwise defined herein, capitalized terms used herein are used with the defined meanings given in the Credit Agreement.

                  THIS FACILITY A REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                              FERRELLGAS, L.P., a Delaware limited partnership

                         By:  FERRELLGAS, INC., General              Partner



                                                 By:___________________________
                                                     Name:
                                                     Title:


                                                STRATTON INSURANCE COMPANY, INC.



                                                  By:___________________________
                                                     Name:
                                                     Title:


                                        SCHEDULE TO FACILITY A REVOLVING NOTE


Date             Amount of Facility A           Amount of                  Unpaid Principal            Notation Made By
                 Revolving Loans                Principal Paid or          Balance of Facility
                                                Prepaid                    A Revolving Loans
----------       ------------------------       --------------------       ---------------------       -----------------

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                                                                EXHIBIT F-2
                                             (Revised as of August 1, 1995)


                                                FACILITY B TERM NOTE



$______________________                              ________________, 199_


                  FOR VALUE RECEIVED, the undersigned FERRELLGAS, L.P., a Delaware limited partnership ("Borrower"), HEREBY PROMISES TO PAY to the order of ______________________ ("Bank") the principal sum of
________________________________   ($____________),   payable  in  full  on  the
Facility B Revolving Termination Date together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof until paid in full at the rate or rates and in the manner and at the times specified in that certain Credit Agreement dated as of July 5, 1994 (as the same may be amended from time to time, the "Credit Agreement"), among Borrower, Stratton Insurance Company, Inc., a Vermont corporation and a Wholly-Owned Subsidiary of Borrower, Ferrellgas, Inc., a Delaware corporation and the sole general partner of Borrower, the financial institutions from time to time party thereto, and Bank of America National Trust and Savings Association, as agent for said financial institutions (in such capacity, "Agent").

                  Both the principal hereof and the interest hereon are payable in lawful money of the United States of America at Bancontrol Account Number 12334-14282 located at Bank of America National Trust and Savings Association, 1850 Gateway Boulevard, Fourth Floor, Concord, California 94520 (or at such other Lending Office as may be designated from time to time by Agent), for the account of Bank, in immediately available funds.

                  The holder of this Facility B Term Note is authorized to record the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part hereof, or on a continuation thereof which shall be attached hereto and a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded.

                  Borrower agrees to pay all costs of collection and enforcement of this Facility B Term Note, whether or not suit is filed, including, without limitation, reasonable attorneys' fees, as more particularly provided in Section
11.04 of the Credit Agreement.

                  This Facility B Term Note is one of the "Notes" referred to in, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for prepayment of amounts from time to time outstanding under this Facility B Term Note upon certain terms and conditions. Unless otherwise defined herein, capitalized terms used herein are used with the defined meanings given in the Credit Agreement.

                  THIS FACILITY B TERM NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                            FERRELLGAS, L.P., a Delaware limited partnership

                         By:  FERRELLGAS, INC., General              Partner



                                            By:___________________________
                                                     Name:
                                                     Title:


                                          SCHEDULE TO FACILITY B TERM NOTE


Date             Amount of Facility B           Amount of                  Unpaid Principal            Notation Made By
                 Term Loans                     Principal Paid or          Balance of Facility
                                                Prepaid                    B Term Loans
----------       ------------------------       --------------------       ---------------------       -----------------

----------       ------------------------       --------------------       ---------------------       -----------------

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                                   EXHIBIT F-3
                         (Revised as of August 1, 1995)


                            FACILITY B REVOLVING NOTE



$______________________                                ________________, 199_

                  FOR VALUE RECEIVED, the undersigned FERRELLGAS, L.P., a Delaware limited partnership ("Borrower"), HEREBY PROMISES TO PAY to the order of ______________________ ("Bank") the principal sum of
________________________________  ($____________)  or,  if less,  the  aggregate principal amount of Facility B Revolving Loans outstanding on the Facility B Revolving Termination Date, made to Borrower by Bank pursuant to Section 2.01(b) of that certain Credit Agreement dated as of July 5, 1994 (as the same may be amended from time to time, the "Credit Agreement"), among Borrower, Stratton Insurance Company, Inc., a Vermont corporation and a Wholly-Owned Subsidiary of Borrower, Ferrellgas, Inc., a Delaware corporation and the sole general partner of Borrower, the financial institutions from time to time party thereto, and Bank of America National Trust and Savings Association, as agent for said financial institutions (in such capacity, "Agent") payable in full on the Facility B Revolving Termination Date together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof until paid in full at the rate or rates and in the manner and at the times specified in the Credit Agreement.

                  Both the principal hereof and the interest hereon are payable in lawful money of the United States of America at Bancontrol Account Number 12334-14282 located at Bank of America National Trust and Savings Association, 1850 Gateway Boulevard, Fourth Floor, Concord, California 94520 (or at such other Lending Office as may be designated from time to time by Agent), for the account of Bank, in immediately available funds.

                  The holder of this Facility B Revolving Note is authorized to record the date and amount of Facility B Revolving Loans made by the Bank, the amount of interest accruing from time to time and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part hereof, or on a continuation thereof which shall be attached hereto and a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded.

                  Borrower agrees to pay all costs of collection and enforcement of this Facility B Revolving Note, whether or not suit is filed, including, without limitation, reasonable attorneys' fees, as more particularly provided in
Section 11.04 of the Credit Agreement.

                  This Facility B Revolving Note is one of the "Notes" referred to in, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for prepayment of amounts from time to time outstanding under this Facility B Revolving Note upon certain terms and conditions. Unless otherwise defined herein, capitalized terms used herein are used with the defined meanings given in the Credit Agreement.

                  THIS FACILITY B REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                         FERRELLGAS, L.P., a Delaware limited partnership

                            By:  FERRELLGAS, INC., General              Partner



                                            By:___________________________
                                                     Name:
                                                     Title:



                      SCHEDULE TO FACILITY B REVOLVING NOTE


Date             Amount of Facility B           Amount of                  Unpaid Principal            Notation Made By
                 Revolving Loans                Principal Paid or          Balance of Facility
                                                Prepaid                    B Revolving Loans
----------       ------------------------       --------------------       ---------------------       -----------------

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                                                               EXHIBIT F-5

                                              FACILITY C REVOLVING NOTE



$_________________                                          ___________, 199_

                  FOR VALUE RECEIVED, the undersigned FERRELLGAS, L.P., a Delaware limited partnership ("Borrower"), HEREBY PROMISE TO PAY to the order of _______________________ ("Bank") the principal sum of ______________________
($_________) or, if less, the aggregate principal amount of Facility C Revolving Loans outstanding on the Facility C Revolving Termination Date, made to Borrower by Bank pursuant to Section 2.01(c) of that certain Credit Agreement dated as of July 5, 1994 (as the same may be amended from time to time, the "Credit Agreement"), among Borrower, Stratton Insurance Company, Inc., a Vermont corporation and a Wholly-Owned Subsidiary of Borrower, Ferrellgas, Inc., a Delaware corporation and the sole general partner of Borrower, the financial institutions from time to time party thereto, and Bank of America National Trust and Savings Association, as agent for said financial institutions (in such capacity, "Agent") payable in full on the Facility C Revolving Termination Date together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof until paid in full at the rate or rates and in the manner and at the times specified in the Credit Agreement.

                  Both the principal hereof and the interest hereon are payable in lawful money of the United States of America at Bancontrol Account Number 12334-14282 located at Bank of America National Trust and Savings Association, 1850 Gateway Boulevard, Fourth Floor, Concord, California 94520 (or at such other Lending Office as may be designated from time to time by Agent), for the account of Bank, in immediately available funds.

                  The holder of this Facility C Revolving Note is authorized to record the date and amount of Facility C Revolving Loans made by the Bank, the amount of interest accruing from time to time and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part hereof, or on a continuation thereof which shall be attached hereto and a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded.

                  Borrower agrees to pay all costs of collection and enforcement of this Facility C Revolving Note, whether or not suit is filed, including, without limitation, reasonable attorneys' fees, as more particularly provided in
Section 11.04 of the Credit Agreement.

                  This Facility C Revolving Note is one of the "Notes" referred to in, and is entitled to the benefits of, the Credit Agreement which, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and for prepayment of amounts from time to time outstanding under this Facility C Revolving Note upon certain terms and conditions. Unless otherwise defined herein, capitalized terms used herein are used with the defined meanings given in the Credit Agreement.

                  THIS FACILITY C REVOLVING NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                            FERRELLGAS, L.P., a Delaware limited partnership

                                           By:  FERRELLGAS, INC., General
                                                          Partner



                                          By:___________________________
                                                     Name:
                                                     Title:


                                        SCHEDULE TO FACILITY C REVOLVING NOTE


Date             Amount of Facility C           Amount of                  Unpaid Principal            Notation Made By
                 Revolving Loans                Principal Paid or          Balance of Facility
                                                Prepaid                    C Revolving Loans
----------       ------------------------       --------------------       ---------------------       -----------------

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                                                                EXHIBIT G


                                            FORM OF OPINION OF BRYAN CAVE

                                                     See Tab 12